Exhibit 10.2

MANAGEMENT SERVICES AGREEMENT

This Management Agreement (“Agreement”) is entered into as of July 15, 2025 (the “Effective Date”), by and between:

OpenLocker Holdings, Inc., a corporation incorporated under the laws of the State of Delaware, USA, having its palace of business at 625 N. Flagler Drive, Suite 600, West Palm Beach, Florida 33401, USA (the “Client”); and

VAN + VAN GMBH, a limited liability company organized under Austrian law, having its palace of business at Neudeggergasse 5/13 Wien, 1080, Austria (the “Manager”).

Client and Manager may be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, the Client is a publicly listed company focused on innovative short-form scripted video content, inspired by the Asian “Duanju” genre;

WHEREAS, the Client desires to engage the Manager to provide executive management and advisory services; and

WHEREAS, the Manager has the requisite experience, personnel, and expertise to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1.	APPOINTMENT AND SCOPE OF SERVICES

1.1	Appointment

The Client hereby appoints the Manager as its exclusive management consultant to provide strategic management and advisory services as set forth in this Agreement, and the Manager accepts such appointment.

1.2	Management Services

The Manager shall provide the following services:

a)	Executive Leadership & Governance Support:

●	Strategic leadership and decision-making coordination
●	Corporate governance oversight and regulatory compliance management
●	High-level communications coordination with Board and Ultimate Beneficial Owner
●	Strategic partnership development and evaluation

1

b)	Financial Management & Banking Operations:

●	Comprehensive financial planning, budgeting, and cash flow management

●	Banking operations oversight and account management coordination
●	Financial reporting and reconciliation processes
●	Capital raising strategies and investor relations support

c)	Budgeting & Forecasting:

●	Development and maintenance of annual and project-based budgets
●	Expense tracking and variance analysis against forecasts
●	Quarterly and annual budget reporting
●	Revenue model optimization and partner obligation alignment

d)	Legal & Compliance Management:

●	Corporate legal filings and multi-jurisdictional compliance oversight
●	Contract drafting, review, and negotiation with partners, creators, and platforms
●	Intellectual property rights documentation and protection strategies
●	Regulatory liaison and legal record maintenance

e)	Audit, Valuation & Due Diligence:

●	Due diligence package preparation and management for third-party audits and acquisitions
●	Coordination with valuation firms and external auditors
●	Audit-ready documentation delivery and compliance
●	Strategic oversight during major valuation and acquisition events

f)	Marketing & Distribution Operations:

●	Short-form scripted video content (Duanju) marketing strategy development
●	Content adaptation and distribution channel management across streaming platforms, short-form apps, and social media
●	Partnership management with IP owners, from classic film libraries to modern creators
●	Content performance tracking and KPI reporting
●	International market expansion strategies for diverse geographies and genres

1.3	Reporting

The Manager shall provide monthly written reports to the Client’s Board of Directors detailing activities performed, results achieved, and recommendations for future actions.

2

2.	TERM

2.1	Initial Term

This Agreement shall commence on Effective Date and shall continue for an initial term of three (3) years (the “Initial Term”).

2.2	Renewal

This Agreement may be renewed for additional one (1) year periods upon mutual written consent of both parties, provided that written notice of intent to renew is given at least ninety (90) days prior to expiration.

3.	COMPENSATION

3.1	Management Fee

The Client shall pay as of October 1, the Manager an annual management fee of USD $ 240.000 payable in equal monthly installments of USD $20.000 on the first business day of each month.

The Client shall pay as of July 15, 2025, the Manager a first installment of USD $ 110.000.

3.2	Expense Reimbursement

The Client shall reimburse the Manager for reasonable business expenses incurred in the performance of services under this Agreement, subject to prior approval and presentation of appropriate documentation.

4.	MANAGER’S OBLIGATIONS

4.1	Standard of Care

The Manager shall perform all services with the skill, care, and diligence expected of a professional management consultant in the technology and sports marketing industry.

4.2	Availability

The Manager shall dedicate sufficient time and resources to fulfill its obligations under this Agreement and shall be reasonably available for consultation during normal business hours.

4.3	Compliance

The Manager shall ensure compliance with all applicable laws and regulations, including SEC regulations applicable to publicly traded companies, Austrian business laws, and international trade regulations.

4.4	Key Personnel

Renger van den Heuvel shall serve as the primary contact and lead manager for this engagement and shall not be replaced without Client’s prior written consent.

3

5.	CLIENT’S OBLIGATIONS

5.1	Information Access

The Client shall provide the Manager with timely access to all information, records, and personnel reasonably necessary for the Manager to perform its services.

5.2	Authority

The Client shall provide the Manager with appropriate authority to act on its behalf within the scope of services defined herein, subject to any limitations specified in writing.

5.3	Cooperation

The Client shall provide reasonable cooperation and support to enable the Manager to perform its obligations under this Agreement.

6.	CONFIDENTIALITY

6.1	Confidential Information

Both parties acknowledge that they may have access to confidential and proprietary information of the other party. Each party agrees to maintain the confidentiality of such information and not to disclose it to third parties without prior written consent.

6.2	Public Company Obligations

The Manager acknowledges that the Client is a publicly traded company subject to SEC disclosure requirements and agrees to comply with all applicable securities laws and regulations.

7.	INTELLECTUAL PROPERTY

7.1	Ownership

All intellectual property developed by the Manager specifically for the Client in the course of providing services shall be owned by the Client.

7.2	License

The Manager grants the Client a perpetual, non-exclusive license to use any of Manager’s pre-existing intellectual property that is incorporated into work product delivered to the Client.

8.	TERMINATION

8.1	Termination for Cause

Either party may terminate this Agreement immediately upon written notice if the other party: - Materially breaches this Agreement and fails to cure within thirty (30) days of written notice - Becomes insolvent or files for bankruptcy - Engages in fraud or willful misconduct

4

8.2	Termination Without Cause

Either party may terminate this Agreement without cause upon ninety (90) days written notice.

8.3	Effect of Termination

Upon termination, the Manager shall be paid for all services performed through the termination date and shall return all Client property and confidential information.

9.	LIMITATION OF LIABILITY

9.1	Limitation

Except for breaches of confidentiality or indemnification obligations, neither party’s liability shall exceed the total fees paid under this Agreement in the twelve (12) months preceding the claim.

9.2	No Consequential Damages

Neither party shall be liable for indirect, special, consequential, or punitive damages.

10.	INDEMNIFICATION

Each Party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless each other Party and such other Party’s Affiliates and each of their respective directors, officers, managers, partners, employees, agents, equity holders, successors and assigns (each, an “Indemnified Party”), from and against any and all Losses incurred or suffered by any Indemnified Party arising out of, based upon or resulting from any breach of any representations or warranties of the Indemnifying Party herein or breach by the Indemnifying Party of, or any failure the Indemnifying Party to perform, any of the covenants, agreements or obligations contained in or made pursuant to this Agreement by the Indemnifying Party.

11.	GENERAL PROVISIONS

11.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, USA, without regard to conflict of laws principles.

11.2	Dispute Resolution

Any disputes arising under this Agreement shall be resolved through binding arbitration under the rules of the International Chamber of Commerce, with proceedings conducted in English in New York, New York, USA.

5

11.3	Force Majeure

Neither party shall be liable for delays or failures in performance due to circumstances beyond their reasonable control.

11.4	Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior negotiations, representations, or agreements.

11.5	Amendment

This Agreement may only be amended by written agreement signed by both parties.

11.6	Assignment

This Agreement may not be assigned without the prior written consent of both parties.

11.7	Severability

If any provision is held invalid or unenforceable, the remainder of the Agreement shall remain in full force and effect.

(signature page follows)

6

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written below.

CLIENT: OpenLocker Holdings, Inc.

By:
Name:	[Name]
Title:
Date:	July 15, 2025

MANAGER: VAN + VAN GMBH

By:
Name:	Renger Van den Heuvel
Title:	July 15, 2025

7